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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                AMENDMENT NO. 1
                                       ON
                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): JULY 31, 2004


                              ANGELICA CORPORATION
             (Exact name of registrant as specified in its charter)

              MISSOURI                     1-5674               43-0905260
    (State or other jurisdiction         (Commission         (I.R.S. Employer
          of incorporation)             File Number)        Identification No.)

      424 SOUTH WOODS MILL ROAD
       CHESTERFIELD, MISSOURI                                   63017-3406
(Address of principal executive offices)                        (Zip Code)

                                 (314) 854-3800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (b)      Pro Forma Financial Information.
                           --------------------------------

                  This Amendment No. 1 to Angelica Corporation's Current Report on Form 8-K, filed August 16, 2004, relates to Angelica Corporation's sale of its Life Uniform retail division to Healthcare Uniform Company, Inc. ("Healthcare Uniform"), as previously reported on the Form 8-K filed by Angelica Corporation (the "Company") on August 4, 2004. The purpose of this Amendment No. 1 is to provide the required pro forma financial information reflecting the effects of the sale transaction.

                  The Company completed the sale of Life Uniform to Healthcare Uniform effective July 31, 2004. The total sales price amounted to $16,240,000, consisting principally of cash of $12,152,000 and an unsecured, long-term note receivable from Healthcare Uniform with a face value of $4,074,000, plus the assumption of $5,732,000 of liabilities. The note receivable was discounted to its estimated fair value of $3,056,000, reflecting the note's illiquidity and its subordinated status in the capital structure of Healthcare Uniform. Substantially all assets of Life Uniform, totaling $25,068,000, were sold, including 196 retail uniform and shoe stores, catalogue and e-commerce operations and associated inventory, as well as working capital of 17 other stores that were not acquired. These 17 stores were immediately closed by the Company.

                  The accompanying condensed consolidated statements of income for the fiscal year ended January 31, 2004, and first half ended July 31, 2004, reflect pro forma adjustments assuming the sale transaction was consummated at the beginning of the fiscal year ended January 31, 2004. The Life Uniform division was treated as a reportable segment of continuing operations in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004. Therefore, the pro forma adjustments for the fiscal year ended January 31, 2004 reflect the deletion of the results of operations of the Life Uniform segment, reduction of interest expense due to an assumed reduction in long-term debt with the cash proceeds from the sale, and interest income accrued and discount accreted on the note receivable. However, the historical condensed consolidated statement of income for the first half ended July 31, 2004, as filed with the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 2004, reported the results of operations of the Life Uniform segment as a discontinued operation. Therefore, pro forma adjustments to delete the results of operations of the Life Uniform segment from the results of continuing operations of the Company are not required for the first half ended July 31, 2004.

                  The condensed consolidated balance sheet as of July 31, 2004, as filed with the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 2004, reflects the Life Uniform sale transaction which was consummated on July 31, 2004. Therefore, presentation of a pro forma condensed balance sheet as of July 31, 2004 with this Amendment No. 1 is not required.

                  There are no other material pro forma adjustments required to the Company's consolidated statements of income from continuing operations for the fiscal year ended January 31, 2004 and first half ended July 31, 2004, or the Company's consolidated balance sheet as of July 31, 2004, in connection with the transaction described in this Amendment No. 1. These pro forma results of operations are not necessarily indicative of the actual results that will be achieved in future periods.

                                     2

CONSOLIDATED STATEMENT OF INCOME (PRO FORMA)
Angelica Corporation and Subsidiaries
Unaudited (Dollars in thousands, except per share amounts)

                                                                           Fiscal Year Ended January 31, 2004
                                                              ------------------------------------------------------------
                                                                 As            Life              Other             Pro
                                                              Reported (b)    Uniform         Adjustments         Forma
                                                              ------------   ----------       -----------       ----------
Combined sales and revenues                                     $374,276      $ 82,777                           $291,499
Combined cost of textile services and retail goods sold         (275,732)      (38,471)                          (237,261)
                                                               ----------    ----------                         ----------
    Gross profit                                                  98,544        44,306                             54,238
Selling, general and administrative expenses                     (85,535)      (45,580)                           (39,955)
Restructuring charge, net                                            434           434                                  -
Other operating expense, net                                      (1,022)         (499)                              (523)
Asset impairment charge                                           (1,320)       (1,320)                                 -
                                                               ----------    ----------                         ----------
    Income (loss) from operations                                 11,101        (2,659)                            13,760
Interest expense                                                    (738)          (24)        $     52 (c)          (662)
Non-operating income, net                                          2,244             -              762 (d)         3,006
                                                               ----------    ----------       ----------        ----------
    Income (loss) before income taxes                             12,607        (2,683)             814            16,104
(Provision) benefit for income taxes                              (3,404)          882             (228)           (4,514)
                                                               ----------    ----------       ----------        ----------
Net income (loss)                                               $  9,203      $ (1,801)        $    586          $ 11,590
                                                               ==========    ==========       ==========        ==========

Basic earnings (loss) per share (e)                             $   1.04      $  (0.20)        $   0.07          $   1.31
Diluted earnings (loss) per share (e)                           $   1.03      $  (0.20)        $   0.07          $   1.29


Notes:
------
(a) This pro forma presentation assumes that the Life Uniform sale transaction was consummated at the beginning of the fiscal year ended January 31, 2004.

(b) Audited results of operations including Life Uniform as reported in the Company's Annual Report on Form 10-K.

(c) Reduction of interest expense due to an assumed reduction in long-term debt outstanding during the year to the extent possible with the cash proceeds from the assumed sale of Life Uniform as of the beginning of the year.

(d) Interest income accrued on the note receivable from the assumed sale of Life Uniform ($466,000), accretion of the discount on the note ($188,000), and additional interest income earned during the year on the portion of the cash proceeds from the assumed sale not used to pay down long-term debt ($108,000).

(e) Based on primary and fully diluted weighted average shares outstanding during the year of 8,823,000 and 8,958,000, respectively.

                                     3



CONSOLIDATED STATEMENT OF INCOME (PRO FORMA)
Angelica Corporation and Subsidiaries
Unaudited (Dollars in thousands, except per share amounts)

                                                                                First Half Ended July 31, 2004
                                                                        ----------------------------------------------
                                                                           As                Other             Pro
                                                                        Reported (b)      Adjustments         Forma
                                                                        ------------      -----------       ----------
CONTINUING OPERATIONS:
Textile service revenues                                                  $155,594                           $155,594
Cost of textile services                                                  (130,917)                          (130,917)
                                                                         ----------                         ----------
    Gross profit                                                            24,677                             24,677
Selling, general and administrative expenses                               (20,275)                           (20,275)
Other operating income, net                                                  1,062                              1,062
                                                                         ----------                         ----------
    Income from operations                                                   5,464                              5,464
Interest expense                                                              (581)        $    152 (c)          (429)
Non-operating income, net                                                    2,102              331 (d)         2,433
                                                                         ----------       ----------        ----------
    Income from continuing operations before taxes                           6,985              483             7,468
Provision for income taxes                                                  (1,691)            (117)           (1,808)
                                                                         ----------       ----------        ----------
Income from continuing operations                                         $  5,294         $    366          $  5,660
                                                                         ==========       ==========        ==========


Income from continuing operations:

    Basic earnings per share (e)                                          $   0.60         $   0.04          $   0.64
    Diluted earnings per share (e)                                        $   0.58         $   0.04          $   0.62

Notes:
------
(a) This pro forma presentation assumes that the Life Uniform sale transaction was consummated at the beginning of the fiscal year ended January 31, 2004.

(b) Unaudited results of continuing operations as reported in the Company's Quarterly Report on Form 10-Q. These results do not include the results of operations and disposal of the Life Uniform segment which were reported as discontinued operations in the first half ended July 31, 2004.

(c) Reduction of interest expense due to an assumed reduction in long-term debt outstanding during the period to the extent possible with the cash proceeds from the assumed sale of Life Uniform as of the beginning of the fiscal year ended January 31, 2004.

(d) Interest income accrued on the note receivable from the assumed sale of Life Uniform ($228,000), accretion of the discount on the note ($94,000), and additional interest income earned during the period on the portion of the cash proceeds from the assumed sale not used to pay down long-term debt ($9,000).

(e) Based on primary and fully diluted weighted average shares outstanding during the period of 8,887,000 and 9,125,000, respectively.

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                  (c)      Exhibits. See Exhibit Index.
                           --------

                                 *    *    *




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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2004

                                          ANGELICA CORPORATION



                                          By: /s/ James W. Shaffer
                                             --------------------------------
                                              James W. Shaffer
                                              Vice President, Treasurer and
                                              Chief Financial Officer




                                     6

                                EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

2.1 Asset Purchase Agreement, dated July 7, 2004, by and among Healthcare Uniform Company, Inc., the Company and Life Uniform Company and 38 of its operating subsidiaries, filed as Exhibit 2.1 to the Company's Form 8-K dated July 31, 2004 (filed August 16, 2004), is incorporated herein by this reference.




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